UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

SIMON PROPERTY GROUP, INC.

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware (Simon Property Group, Inc.) Delaware (Simon Property Group, L.P.) (State of incorporation or organization)	001-14469 (Simon Property Group, Inc.) 001-36110 (Simon Property Group, L.P.) (Commission File No.)	04-6268599 (Simon Property Group, Inc.) 34-1755769 (Simon Property Group, L.P.) (I.R.S. Employer Identification No.)

225 West Washington Street

Indianapolis, Indiana 46204

(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Common stock, $0.0001 par value	SPG	New York Stock Exchange
8⅜% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange
2.375% Senior Unsecured Notes due 2020	SPG/20	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Simon Property Group, Inc.:	Emerging growth company ☐

Simon Property Group, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Simon Property Group, Inc.:  ☐

Simon Property Group, L.P.:  ☐

Item 7.01 Regulation FD Disclosure.

On February 10, 2020, Simon Property Group, Inc., a Delaware corporation (“Simon”) and Taubman Centers, Inc., a Michigan corporation (“TCO”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”) by and among Simon, Simon Property Group, L.P., a Delaware limited partnership (“Simon OP”), Silver Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of Simon OP, Silver Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Silver Merger Sub 1, LLC, TCO and The Taubman Realty Group Limited Partnership, a Delaware limited partnership (“TRG”), dated as of February 9, 2020, pursuant to which, among other things and subject to the satisfaction or waiver of certain conditions, Simon OP will acquire 100% of the equity interests of TCO and, following the transactions contemplated in the Merger Agreement, will hold 80% of the equity interests of TRG, with the Taubman Family (as defined in the Merger Agreement) retaining a 20% interest in TRG. Consummation of the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver of customary closing conditions, including the approval and adoption of the Merger Agreement by shareholders holding two-thirds of TCO’s outstanding voting stock and shareholders, excluding the Taubman Family, holding a majority of TCO’s outstanding voting stock. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Also on February 10, 2020, Simon posted an investor presentation to its investor relations website at https://investors.simon.com/investor-overview related to the transaction. The presentation provides information on both Simon and TCO and an overview of the strategic rationale for the transaction. The presentation is attached hereto as Exhibit 99.2.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause Simon’s or TCO’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by TCO’s shareholders; the risk that a condition to closing of the proposed transaction may not be satisfied; Simon’s and TCO’s ability to consummate the transactions contemplated by the Merger Agreement; the possibility that the anticipated benefits from the transaction cannot be fully realized (including Simon’s expectations regarding FFO accretion); the ability of TCO to retain key personnel and maintain relationships with business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Simon and TCO operate, as detailed from time to time in each of Simon’s filings with the Securities Exchange Commission. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in Simon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Simon cautions that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, shareholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Simon or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Simon undertakes no obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Simon and TCO, dated February 10, 2020.
99.2	Investor Presentation.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 104)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 10, 2020

Simon Property Group, Inc.

By:	/s/ BRIAN J. MCDADE
Brian J. McDade
Executive Vice President, Chief Financial Officer and Treasurer

Simon Property Group, L.P.

By:	Simon Property Group, Inc.
Its general partner

By:	/s/ BRIAN J. MCDADE
Brian J. McDade
Executive Vice President, Chief Financial Officer and Treasurer